UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

YRC Worldwide Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on November 30, 2011.

Meeting Information
YRC WORLDWIDE INC.
Meeting Type: Annual Meeting
For holders as of: October 11, 2011
Date: November 30, 2011 Time: 10:00 a.m., Central Time
	Location:	Company’s General Office
10990 Roe Avenue
Overland Park, KS 66211

YRC WORLDWIDE INC. P.O. BOX 7563 OVERLAND PARK, KS 66207Z

You are receiving this communication because you hold shares and/or convertible notes in the above named company.

This is not a ballot. You cannot use this notice to vote these shares and/or convertible notes. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT                    ANNUAL REPORT

How to View Online:

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— How To Vote —

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Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors of YRC Worldwide Inc. (the “Company”) recommends a vote FOR all director nominees listed below, FOR proposals 2, 3, 4, 6 and 7, and 1 YEAR for proposal 5. All matters are proposed by YRC Worldwide Inc.

			6.	The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2011.
1.	The election of directors
Nominees:
	01) Raymond J. Bromark 02) Matthew A. Doheny 03) Robert L. Friedman 04) James E. Hoffman	05) Michael J. Kneeland 06) James L. Welch 07) James F. Winestock	7.	The approval of the adjournment of the Annual Meeting, if necessary, to solicit additional proxies for proposals 2 or 3.

2.	The approval of the YRC Worldwide Inc. 2011 Incentive and Equity Award Plan, including the material terms of the performance goals under which compensation may be paid pursuant to Section 162(m) of the Internal Revenue Code 1986, as amended.		NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

3.	The approval of the amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s Common Stock and to reduce the authorized shares of the Company’s Common Stock.

4.	A non-binding proposal to approve the compensation paid to the Company’s named executive officers as disclosed in the proxy statement.

5.	A non-binding proposal recommending the frequency of future advisory votes on the compensation of the Company’s named executive officers.